UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ⌧	Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

READY CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧	No fee required.
◻	Fee paid previously with preliminary materials:
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a(i)(1) and 0-11

www.investorvote.com/RC Step 1: Go to www.investorvote.com/RC. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/RC or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 0401XC + + Important Notice Regarding the Availability of Proxy Materials for the Ready Capital Corporation Stockholders’ Meeting to be Held on July 25, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and annual report to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before July 11, 2024 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/RC. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Ready Capital Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by July 11, 2024. Ready Capital Corporation's Annual Meeting of Stockholders will be held on July 25, 2024 at 9:00 a.m. ET, virtually via the internet at https://meetnow.global/MHTXD9J. Directions regarding how to attend the virtual meeting and vote in person are contained in the proxy statement. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this from. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. Election of Directors: 01 - THOMAS E. CAPASSE 02 - JACK J. ROSS 03 - MEREDITH MARSHALL 04 - DOMINIQUE MIELLE 05 - GILBERT E. NATHAN 06 - J. MITCHELL REESE 07 - TODD M. SINAI 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2024 fiscal year. 3. Approval, on an advisory basis, of the compensation of our named executive officers, as described in the proxy statement. 4. The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice